Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events [Text Block]
26	Subsequent events

i)
The Company announced on February 11, 2021 that it completed its private offering of $75 million aggregate principal amount of additional 7.00% senior secured notes due November 2025 (the “New Notes”). The New Notes were offered as additional notes under the same indenture as the previously issued 2025 Senior Notes and will be treated as a single series with the 2025 Senior Notes.

The Company expects to use the net proceeds from this offering for future acquisitions, with any unused proceeds to be used for working capital and other general corporate purposes, which may include reducing debt. The New Notes are fully and unconditionally guaranteed, jointly and severally, on a senior secured basis by each wholly owned subsidiary of the Company, including the Revenue Practices and the guarantors.

ii)
Effective March 1, 2021, the Company completed a common equity investment in an artificial intelligence business as part of a private placement offering for approximately $4.6 million. The target develops artificial intelligence aided software programs for use in medical businesses, including outpatient imaging services of the sort provided by the Company. As a result of the investment, a previous investment in a convertible note instrument issued by the target to the Company in May 2020 converted for common equity. The Company’s total investment is estimated to be valued at approximately $8.0 million and represents a 34.5% interest in the target. In addition, the Company holds share purchase warrants which, subject to the occurrence of certain events, and the payment of approximately $0.4 million, would entitle the Company to acquire a further 2.4% interest in the target’s common equity.

iii)
On March 9, 2021, the Board granted 645,000 RSUs and 70,000 options to certain employees and consultants of the Company pursuant to the Company’s RSU plan and stock option plan, respectively, in connection with the Company’s equity bonus awards. In addition, 84,032 RSUs were granted to non-executive
directors of the Company as part of their 2021 compensation and 50,000 RSUs were awarded as part of a signing bonus to an executive who started with the Company on March 29, 2021. Subject to and in accordance with the terms of the RSU plan, 50% of the RSUs granted will vest and settle for common shares one year after the date of grant and the remaining 50% will vest and settle for common shares two years after the date of grant. Subject to and in accordance with the stock option plan, the options were granted with an exercise price of $3.58 per share, representing the
5-day
volume weighted average price of the shares prior to the date of grant and an expiry date of 7 years after the date of grant. The options granted will vest as follows: 34% of the grant vest one year after the date of grant, 33% two years after the date of grant and the remaining 33% three years after the date of grant.